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                              NORTHSTAR ADVANTAGE FUNDS
                             Prospectus Supplement dated
                         January 17, 1996 to Prospectus dated
                                   November 1, 1995


          Commencing January 17, 1996 and continuing through April 30, 1996, the Underwriter will sponsor an incentive program for registered representatives of Washington Square Securities, Inc. in connection with the sale by its members of shares of the Funds. Pursuant to the incentive program, the Underwriter has agreed to provide the following to members who qualify with respect to cumulative sales of all classes of shares of the Funds reaching designated levels: (i) gift certificates of $25 and $50 for combined total sales, respectively, of $10,000 and $50,000; (ii) merchandise valued at $100 for total sales of $100,000; and (iii) one or two round trip airline ticket(s) within the continental U.S. for total sales, respectively, of $250,000 and $400,000. Different awards of equal value or the cash equivalent of awards may be substituted.